Supplement Dated November 17, 2023
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated May 1, 2023 for Protective Aspirations Variable Annuity contracts issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference. You may obtain a current prospectus by visiting http://www.protective.com/productprospectus or by calling 1-800-456-6330.
In the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT" section of the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus, the following fund information is removed and replaced by the following:

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)			SecurePay Protector Rider Allocation Investment Category(2)
			1 year	5 year	10 year
High Yield Bond	Fidelity® VIP High Income Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	1.06%	-11.67%	0.86%	2.71%	2

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-456-6330. Please keep this Supplement for future reference.

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